                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 25, 2003
                                 --------------
                                 Date of Report
                        (Date of earliest event reported)

                            Tidel Technologies, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

 Delaware                             0-17288               75-2193593
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(State or Other Jurisdiction          (Commission           (IRS Employer
 of Incorporation)                    File Number)          Identification No.)

5847 San Felipe, Suite 900, Houston, TX                         77057
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (713) 783-8200
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.     Other Events and Required FD Disclosure.
                        ---------------------------------------

            On March 25, 2003, Tidel Technologies, Inc. (the "Company") issued a press release, set forth as Exhibit 99.1 to this Current Report, announcing that it has been notified by the Nasdaq Listing  Qualifications Panel of its decision to delist the Company's  common stock from the Nasdaq SmallCap Market  effective with the open of  business  on March 26,  2003.  Based on current  market  maker activity and other current information, the Company believes it will continue to have a  market  for its  stock,  which  would  trade on the  National  Quotation
Bureau's Pink Sheets,  and will seek to arrange for one or more market makers to quote its common stock on the Pink Sheets quotation service.

            For additional  information,  reference is made to the press release attached hereto as Exhibit 99.1.

            Item 7.     Financial Statements and Exhibits.
                        ---------------------------------

            (c)         Exhibits
                        --------

                        Exhibit No.    Exhibits
                        -----------    --------

                        99.1           Press Release of Tidel Technologies, Inc.
                                       dated March 25, 2003.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TIDEL TECHNOLOGIES, INC.

Dated: March 25, 2003                      By:    /s/ Leonard Carr
                                                  ------------------------------
                                           Name:  Leonard Carr
                                           Title: Vice President